Nicholas Fixed Income Alternative ETF

SCHEDULE OF INVESTMENTS at January 31, 2023 (Unaudited)

		Principal Amount	Value
United States Treasury Obligations - 95.5%
United States Treasury Notes - 95.5%
0.125% , 04/30/2023		$11,190,000	$11,065,745
1.000% , 12/15/2024		5,474,000	5,153,792
0.750% , 12/31/2023		11,352,000	10,946,298
			27,165,835
Total United States Treasury Obligations
(Cost $27,192,712)			27,165,835

	Contracts (1)	Notional Amount
Options Purchased - 0.3%
Put Options - 0.3%
iShares 20+ Year Treasury Bond ETF (2)
Expiration: 02/17/2023, Strike Price: $107	300	3,215,100	48,000
ProShares UltraShort 20+ Year Treasury (2)
Expiration: 02/17/2023, Strike Price: $28	650	1,820,650	48,750
			96,750
Total Options Purchased
(Cost $148,843)			96,750

		Shares
Short-Term Investments - 0.2%
Money Market Funds - 0.2%
First American Government Obligations Fund, Class X, 4.140% (3)		55,076	55,076
Total Short-Term Investments
(Cost $55,076)			55,076

Total Investments in Securities - 96.0%
(Cost $27,396,631)			27,317,661
Other Assets in Excess of Liabilities - 4.0%			1,123,982
Total Net Assets - 100.0%			$28,441,643

(1)	100 shares per contract.
(2) Non-income producing security.
(3)	The rate shown is the annualized seven-day effective yield as of January 31, 2023.

Nicholas Fixed Income Alternative ETF

SCHEDULE OF OPTIONS WRITTEN at January 31, 2023 (Unaudited)

	Contracts (1)	Notional Amount	Value
Options Written - 0.1%
Put Options - 0.1%
iShares 20+ Year Treasury Bond ETF
Expiration: 02/17/2023, Strike Price: $101	300	$3,215,100	$5,100
ProShares UltraShort 20+ Year Treasury
Expiration: 02/17/2023, Strike Price: $26	650	1,820,650	9,750
			14,850
Total Options Written
(Premiums Received $42,711)			$14,850

Percentages are stated as a percent of net assets.

(1)	100 shares per contract.

Summary of Fair Value Exposure at January 31, 2023 (Unaudited)

The Nicholas Fixed Income Alternative ETF (the "Fund") utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments and options written as of January 31, 2023:

Investments in Securities	Level 1	Level 2	Level 3	Total
United States Treasury Obligations	$–	$27,165,835	$–	$27,165,835
Options Purchased	96,750	–	–	96,750
Short-Term Investments	55,076	–	–	55,076
Total Investments in Securities	$151,826	$27,165,835	$–	$27,317,661

Options Written	Level 1	Level 2	Level 3	Total
Put Options	$14,850	–	$–	$14,850
Total Options Written	$14,850	$–	$–	$14,850